UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 28, 2010

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

One Michael Owens Way
Perrysburg, Ohio	43551-2999
(Address of principal executive offices)	(Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2010, Owens-Illinois, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Additional financial information, posted to the Company’s web site, is attached hereto as Exhibit 99.2.

ITEM 9.01.                          FINANCIAL STATEMENTS AND EXHIBITS

(d)                                                                        Exhibits.

Exhibit
No.	Description
99.1	Press Release dated July 28, 2010
99.2	Additional financial information — quarter ended June 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: July 28, 2010	By:	/s/ Edward C. White
	Name:	Edward C. White
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated July 28, 2010
99.2	Additional financial information — quarter ended June 30, 2010